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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 23, 2006

                        GATEWAY FINANCIAL HOLDINGS, INC.

         North Carolina                000-33223               56-2264354
    (State of incorporation)          (Commission           (I.R.S. Employer
                                      File Number)         Identification No.)

 1145 North Road Street, Elizabeth City, North Carolina          27909
       (Address of principal executive offices)               (Zip Code)

                    Issuer's telephone number: (252) 334-1511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

               This document contains 2 pages, excluding exhibits.

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 23, 2006, Gateway Financial Holdings, Inc. reported financial results for the three and twelve months ended December 31, 2005.

ITEM 8.01 -- OTHER EVENTS.

     On January 24, 2006, Gateway Financial Holdings, Inc. (the "Corporation"), the holding company for Gateway Bank & Trust Co. (the "Bank"), announced that its Board of Directors declared a first quarter cash dividend of $0.03 per share. The dividend is payable on February 15, 2006 to shareholders of record as of the close of business on January 27, 2006.

     The Bank is a full-service community bank with a total of nineteen offices in Elizabeth City (3), Edenton, Kitty Hawk, Nags Head, Moyock, Plymouth, Raleigh and Roper, North Carolina, and in Virginia Beach, (5), Chesapeake (2), Suffolk and Emporia, Virginia. The Bank also provides insurance through its Gateway Insurance Services, Inc. subsidiary and brokerage services through its Gateway Investment Services, Inc. subsidiary. Visit the Corporation's web site at www.gatewaybankandtrust.com.

     The Common Stock of the Corporation is traded on the Nasdaq National Market under the symbol GBTS.

ITEM 9.01(d): EXHIBITS

Exhibit 99.1:  Press release regarding earnings
Exhibit 99.2:  Press release regarding cash dividend

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GATEWAY FINANCIAL HOLDINGS, INC.


                                       By: /s/ D. Ben Berry
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                                           D. Ben Berry
                                           President and Chief Executive Officer

Date: January 31, 2006